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                                                                EXHIBIT 99.5(a)

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
MultiOption Extra
Variable Annuity Application

Minnesota Life Insurance Company . Annuity Services . A3-9999  Fax 651-665-7942               [LOGO OF MINNESOTA LIFE]
400 Robert Street North . St. Paul, Minnesota 55101-2098       Toll Free 1-800-362-3141
                                                               In Metro Area 651-665-4877
                                                               www.minnesotalife.com
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
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1. OWNER/OWNERSHIP TYPE             [ ] Individual [ ] Trust [ ] Corporation [ ] Custodial [ ] Joint       [ ] Partnership
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Name                                                         Date of Birth   Gender        Taxpayer I.D. (Soc. Sec. # or EIN)

John Doe                                                     04-01-1971      Male          123-45-6789
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Address

123 Main Street
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City                                State          Zip Code  Citizenship                   Daytime Phone Number

Anytown                             USA            11111     [X] US  [ ] OTHER________     555.555.1212
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2. JOINT OWNER (Optional)
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Name                                                         Date of Birth   Gender        Taxpayer I.D. (Soc. Sec. # or EIN)
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Address
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City                                State          Zip Code  Citizenship                   Daytime Phone Number
                                                             [ ] US  [ ] OTHER________
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3. ANNUITANT (If different from owner)
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Name                                                         Date of Birth   Gender        Taxpayer I.D. (Soc. Sec. # or EIN)
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Address
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City                                State          Zip Code
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4. JOINT ANNUITANT (Complete if applicable, if different from Joint Owner)
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Name                                                         Date of Birth   Gender        Taxpayer I.D. (Soc. Sec. # or EIN)
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Address
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City                                State          Zip Code
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5. TYPE OF PLAN (Check the applicable plan type)
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[ ] IRA (Select one)                                         [X] Non- Qualified
  [ ] Traditional                   [ ] SIMPLE                 [ ] Corporate/Non-Corporate Ownership
  [ ] Roth                          [ ] Inherited              [ ] Under the _____ (state) UTMA/UGMA
  [ ] SEP                                                          Custodian Name ________________
  This IRA will be established with a (Select
one):                                                        [ ] Public Employee Deferred Compensation - 457
    [ ] Transfer                    [ ] Rollover             [ ] Tax Sheltered Annuity - 403(b)
    [ ] Contribution for tax year ________                   [ ] Other ________
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6. PURCHASE PAYMENT METHOD
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MAKE CHECKS PAYABLE TO MINNESOTA LIFE
[X] $ 10,000 Remitted With Application
[ ] Direct Transfer/1035 Exchange/Rollover
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Barcode = IAN0000
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06-70148

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
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7. OPTIONAL RIDERS (Subject to State Availability; Additional Charges Apply - see Prospectus)
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Select from the following optional riders:

[Death Benefit Riders (maximum issue age 75)
  [ ] Highest Anniversary Value Death Benefit
  [ ] Premier Death Benefit
  [ ] Estate Enhancement Benefit

Living Benefit Riders (choose only one)
If you select one of the following riders, also complete the separate Living Benefit Rider Options Election form.
Minimum and maximum age requirements may apply - see Prospectus for details.
  [ ] Guaranteed Income Provider Benefit
  [ ] Guaranteed Minimum Withdrawal Benefit *
  [ ] Guaranteed Lifetime Withdrawal Benefit *
      * These riders are not available with the Premier Death Benefit Rider.]
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
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8. BENEFICIARY
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Name                    Date of Birth   Taxpayer I.D. (Soc. Sec. # or EIN) Gender Class
Mary                    04-01-1971      987-65-4321                        Female
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Address
123 Main Street
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City                    State           Zip Code       Relationship               Percentage
Anytown                 USA             11111          Spouse                     100
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Name                    Date of Birth   Taxpayer I.D. (Soc. Sec. # or EIN) Gender Class
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Address
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City                    State           Zip Code       Relationship               Percentage
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Name                    Date of Birth   Taxpayer I.D. (Soc. Sec. # or EIN) Gender Class
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Address
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City                    State           Zip Code       Relationship               Percentage
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9. SPECIAL INSTRUCTIONS
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10. REPLACEMENT
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
Do you have any existing life insurance or annuity
contracts?                                          [ ] Yes        [X] No

Will the contract applied for replace or change an
existing life insurance orannuity contract?         [ ] Yes        [ ] No

If yes, provide: COMPANY NAME:                      CONTRACT # (S)
                               -----------------                   -----------------
                 COMPANY NAME:                      CONTRACT # (S)
                               -----------------                   -----------------

For Louisiana: If either box is marked "Yes", please complete the State Replacement form to submit to the replacing insurer.

Have you completed a State Replacement form to submit to the
replacing insurer where required?                                  [ ] Not Required
(based on jurisdiction, not on state residence)                    [ ] Enclosed
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11. OWNER/ANNUITANT SIGNATURES
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I/we represent the statements and answers in this application are full, complete and true to the best of my/our knowledge and belief. I/we agree they are to be considered the basis of any contract issued to me/us. I/we have read and agree with the applicable statements. The representative left me the original or a copy of written or printed communications used in this presentation.

I/we understand that I/we may return the contract within the Free Look period (shown on front of contract) if dissatisfied for any reason.

                             Notice to Applicant:

Any person who knowingly, and with intent to injure, defraud, or deceive any insurance company, files a statement of claim or provides false, incomplete, or misleading information as part of the information provided to obtain coverage commits a fraudulent act, which is a crime, and may be subject to criminal and civil penalties.

FOR ARIZONA RESIDENTS ONLY: Minnesota Life is required to provide you, within a reasonable time after your written request, factual information regarding the benefits and provisions of the annuity contract for which you have applied. If for any reason you are not satisfied with that contract, you may return it within 20 days (30 days if you are age 65 or older) after the contract is delivered and receive the Contract Value of this contract. We will pay this refund within 7 days after we receive your notice of cancellation.

FOR CALIFORNIA RESIDENTS - AGE 65 AND OVER: There may be tax consequences, early withdrawal penalties, or other penalties if you sell or liquidate any stock, bond, IRA, certificate of deposit, mutual fund, annuity, or other asset to fund the purchase of an annuity product. You may wish to consult with an independent legal or financial advisor before selling or liquidating any assets and before buying an annuity product.

FOR COLORADO RESIDENTS - Notice to Applicant: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a contract owner or claimant for the purpose of defrauding or attempting to defraud the contract owner or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FOR CONNECTICUT RESIDENTS ONLY: Any person who knowingly, and with intent to injure, defraud, or deceive any insurance company, files a statement of claim or provides false, incomplete, or misleading information as part of the information provided to obtain coverage commits a fraudulent act, which may be a crime, and may be subject to criminal and civil penalties.

FOR FLORIDA RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

FOR KANSAS RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company , files a statement of claim or provides false, incomplete or misleading information as part of the information provided to obtain coverage commits a fraudulent act, which is a crime, and may be subject to criminal and civil penalties.

FOR MINNESOTA RESIDENTS ONLY: This contract, to the extent that values are placed in separate accounts of the insurer, is not protected by the Minnesota Life and Health Insurance Guaranty Association or the Minnesota Insurance Guaranty Association. In the case of insolvency, payment of claims is not guaranteed. Only the assets of this insurer will be available to pay your claim.

FOR OREGON RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud, or deceive any insurance company, files a statement of claim or provides false, incomplete or misleading information as part of the information provided to obtain coverage commits a fraudulent act, which is a crime, and may be subject to criminal and civil penalties.

FOR PENNSYLVANIA RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

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FOR VERMONT RESIDENTS ONLY:

A variable annuity contract is NOT guaranteed by the company, the U.S. Government, or any State Government. It is NOT insured by the FDIC, Federal Reserve Board, or any other agency, Federal or State.
Any person who knowingly, and with intent to injure, defraud, or deceive any insurance company, files a statement of claim or provides false, incomplete, or misleading information as part of the information provided to obtain coverage commits a fraudulent act, which may be a crime, and may be subject to criminal and civil penalties.

I ACKNOWLEDGE THAT I HAVE RECEIVED AND UNDERSTAND THE CURRENT PROSPECTUS. I UNDERSTAND THAT ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A VARIABLE ANNUITY ACCOUNT, ARE VARIABLE, MAY INCREASE OR DECREASE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

AMOUNTS FROM THE GUARANTEED TERM ACCOUNT WITHDRAWN, SURRENDERED, OR APPLIED TO PROVIDE ANNUITY PAYMENTS PRIOR TO THE END OF THE GUARANTEE PERIOD WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT. THE MARKET VALUE ADJUSTMENT MAY INCREASE OR DECREASE THE VALUES AVAILABLE IN THIS CONTRACT.

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
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Signed At (City, State)     Date Signed     Signature of Owner         Signature of Annuitant
Anytown                     01-02-2007      X /s/ John Doe             X /s/ John Doe
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Amount Remitted With Application            Signature of Joint Owner   Signature of Joint Annuitant
$10,000                                     X                          X
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12. TO BE COMPLETED BY REPRESENTATIVE/AGENT
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To the best of my knowledge this applicant [ ] does [X] does not have existing life insurance or annuities and this contract [ ] will [X] will not replace or change an existing insurance or annuity contract. I certify that a current prospectus was delivered. No written sales materials were used other than those furnished by the Home Office. I believe the information provided by this client is true and accurate to the best of my knowledge and belief.

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Representative/Agent Name (Print)   Representative/Agent Signature   Firm Code    Representative/Agent Code      %

Steven Smith                        /s/ Steven Smith
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Representative/Agent Name (Print)   Representative/Agent Signature   Firm Code    Representative/Agent Code      %

                                    X
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Representative/Agent Name (Print)   Representative/Agent Signature   Firm Code    Representative/Agent Code      %

                                    X
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(Florida Only) Representative/agent Florida license number                        Florida county where
                                                                                  application signed
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All representatives involved in this sale must sign the application.
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13. TO BE COMPLETED BY DEALER
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Dealer Name                                                          Date         Signature of Authorized Dealer

Joe Smith                                                            01-02-2007   X /s/ Joe Smith
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Principal Signature                                                  Date

X /s/ Jane Smith                                                     01-02-2007
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14. MINNESOTA LIFE HOME OFFICE
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Contract Number Assigned

000001
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